UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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AIMMUNE THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 25, 2017. Meeting Information AIMMUNE THERAPEUTICS, INC. Meeting Type: Annual Meeting For holders as of: March 31, 2017 Date: May 25, 2017 Time: 9:00 AM, Pacific Time Location: 8000 Marina Boulevard, Suite 200 Brisbane, CA 94005 You are receiving this communication because you hold shares in the company named above. AIMMUNE THERAPEUTICS, INC. 8000 MARINA BLVD. This is not a ballot. You cannot use this notice to vote these SUITE 300 BRISBANE, CA 94005 shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com/aimt or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy See the materials reverse and side voting of this instructions. notice to obtain E27974-P90336

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com/aimt. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com/aimt 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 11, 2017 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Please see the Notice and Proxy Statement for complete information regarding meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com/aimt. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. E27975-P90336

Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of Directors to hold office until the Company’s 2020 annual meeting of stockholders. Nominees: 01) Mark D. McDade 02) Stacey D. Seltzer The Board of Directors recommends you vote FOR the following proposal: 2. To ratify the selection, by the Audit Committee of the Company’s Board of Directors, of KPMG LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2017. 3. Such other business as may properly come before the meeting or any adjournment thereof. E27976-P90336

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